EXHIBIT "G"

                                     LIST OF
                  ALLOWED DEEPLY SUBORDINATED CLAIMS (CLASS 8)


CLAIM NO.                  CLAIMANT                 EXPLANATION         CLAIM AMOUNT
                                                       NOTES
======================================================================================
4                Afco Credit Corporation                                 $110,000.00
236              Brighton Bank                           A               $295,000.00
121              Brobeck Phleger                                          $40,000.00
130              Fuji Bank                               A             $4,000,000.00
169              Security Pacific Bank                                 $1,000,000.00
                 Seattle First National Bank
None - See       Washington Square as lead lender                      $3,500,000.00
Order dated      for a consortium of lenders
9/25/95                                                               ================
                            TOTAL:                                     $8,945,000.00



-------------------

A    Claim has been assigned to Credit Research and Trading LLC.